UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31,  2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Annual Report

December 31, 2009

Advisor: Potkul Capital Management LLC

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund generated a total return 23.91% with dividends reinvested and the net asset value (NAV) was $10.34 for the year ending December 31, 2009. This compared to a total return with dividends reinvested for the S&P 500 Index of 26.50%.

The economy as well as the stock and credit markets displayed enormous volatility over the past year. It was a difficult time to stay the course as many investors succumbed to panic. The Fund was positioned well throughout the entire market panic. It held a larger than normal cash position near the markets high point in September 2008 at about 38% allowing it to weather the storm quite well. While the markets were under distress and valuations improved markedly by March 2009, the Fund planted additional seeds for future capital appreciation as the Fund drew down cash reserves to under 6%. The Contrarian Value Strategy works well in this type of environment by forcing us to avoid overvalued areas of the market while it attracts us to undervalued out of favor securities that trade at discounted valuations.  As we have stated in past letters, the Fund will hold larger than normal cash balances if undervalued securities that meet our strategy are in short supply. Today, I am finding fewer areas in the market that present undervalued securities. Consequently cash balances in the Fund have increased.  The Fund is opportunistically positioned to add value when our investment process uncovers attractive securities. At times it may be difficult to overcome the temptation to put the cash to work as the market rises, but our confidence in our strategy and process enables us to patiently wait for attractive opportunities.

Over the six month period ended December 31, 2009, the Fund did not purchase any securities. The Fund did close out positions in American National Insurance, El Paso, EnCana, Manpower, Mirant, Mitsubishi UFJ, News Corp, Olin and Teekay. In the case of American National Insurance, El Paso and EnCana I wanted to reduce some exposure to the energy and insurance sectors. I sold Mitsubishi UFJ Financial because the management was not as shareholder friendly as I had originally thought. I believe management made a poor decision when it purchased a large stake in Morgan Stanley which forced them at a later date to raise capital by selling undervalued equity to boost its balance sheet. Manpower, Mirant, Olin and Teekay were sold since their stock prices moved up rather quickly to our assessed value. And finally, News Corp was sold since I lost confidence in their current strategy.

For the six month period ending December 31, 2009, the key positive contributors were CNA Financial, HRPT Preferred, National Western Life, Pfizer, Teekay and White Mountains Insurance. Key detractors from performance were El Paso, EnCana and Mitsubishi UFJ Financial.

Many of the stocks that bounced the most off the March 2009 bottom possessed highly leveraged balance sheets and questionable survivability.  Our strategy guided us to avoid such speculative companies even though they may have been inexpensively priced.  Instead we focused on balance sheet strength companies that were attractively priced. This contributed to some of our underperformance relative to the market indices in 2009. We are focused on longevity and consistency. The Bread & Butter Fund is committed to wealth preservation and risk adjusted growth.

Some Current market Observations

The past decade truly was a lost decade in many ways for jobs, the stock market and real median incomes.  At the start of the decade, 2000, we started out with a national payroll level of 130.8 million. We finished the decade practically unchanged at 130.9 million. Meanwhile, the total pool of available labor rose from 146 million to 159 million. In other words, we have the same number of jobs today as we did a decade ago, and yet we have 13 million more people competing for them. The performance of the stock market as measured by the S&P 500 was even worse, with average annualized return with dividends reinvested of -1.0%. Looking at real median income growth the story is the same. Real median incomes have been flat to down for most of the decade, not keeping up with inflation and pressuring the consumer’s disposable income to service their debts.

What can we take away from this?  First and foremost the economy is not fundamentally sound. It is not producing jobs with growing incomes. Thus consumers are having a difficult time servicing their debts and default rates are rising. Consumers have begun to retrench and pay down their debts. The savings rate has improved to decade level highs. However our economy has been built on consumer spending over the past few decades so we have an overcapacity of business as it relates to finance and consumption. The restructuring of our economy may take some time as we move back into balance between investment and consumption. Second the stock market has treaded water for over 10 years. At the beginning of the decade the stock market as a whole was overvalued by a wide margin using just about any metric you want to apply. Contrary to what one may believe, even as the general market was priced at historic highs there were pockets of value in the market. Fast forward to today, and we see a market that has better valuations than at the beginning of the decade. I believe we are in a once in a lifetime economic period. In similar distressed periods like the 1930’s and the late 1970’s early 1980’s, the markets have the tendency to fluctuate within a trading range for an extended period of time testing both the upper and lower range on numerous occasions. In these two periods, equity valuations were extremely attractive at mid to high single digit p/e10 ratios which is the price divided by the 10 year average earnings. At the most recent stock market bottom in March 2009, valuations were still a distance from those of the past periods of distress.  Why do security prices as a group bottom at lower valuations relative to other time periods? In my opinion it is due mainly to investor sentiment. And sentiment is driven by the economic times.

The projected federal government budget for 2010 calls for a $1.56 trillion deficit along with a projected deficit of over $1.3 trillion in 2011. At the current pace it is likely the government debt will surpass the GDP by the end of 2011. According to Rogoff and Reinhart in “This Time is Different” the book concluded that higher debt levels historically equate to slower economic growth. Specifically, when a country’s government debt to GDP exceeds 90% then a nations' economy will barely grow, and can even contract. Based on the projected budget for 2010, the US Government Debt to GDP will exceed 90% this year. This does not include the expenditures related to an older population and substantially increased social insurance costs.

There appears to be no end in sight to increasing deficits and, it is becoming quite clear that the political will to make necessary reductions in Medicare, Medicaid and Social Security is absent.  The explosion in debts at the federal and state levels will require dramatic action by legislatures or else the markets will force action. Are we nearing a tipping point where the markets will move adversely to address this issue?  The answer to this question is difficult to assess. In 2010, over $3 trillion of new debt and debt maturities will need to be funded by the treasury. Will foreigners, households and institutions be able to fund this debt? How much longer can our country print money to fund our debt without serious consequences to the dollar or interest rates? Recently, Moody’s Investors Service Inc. said that the U.S. government’s Aaa bond rating will come under pressure in the future unless additional measures are taken to reduce budget deficits projected for the next decade. Also China has warned the U.S. to address its big budget deficits. China has made some moves in recent times by shortening treasury securities, promoting ownership of silver and gold for its citizens and purchasing commodities around the globe. The handwriting is on the wall as China is slowly withdrawing from their dollar reserves as they are no longer the largest holder of treasury securities.

I am grateful for your investment in the Fund. The Bread & Butter Fund will continue to be managed in a prudent risk adjusted manner adhering to the Fund’s strategy.  I am highly motivated and determined to grow the Fund in order to benefit from the economy of scales best suited for a mutual fund while preserving your wealth in these difficult times.

Respectfully submitted,

James Potkul

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

           PORTFOLIO ANALYSIS

              DECEMBER 31, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BREAD & BUTTER FUND, INC.

*Top Ten Holdings and Asset Allocation

December 31, 2009

(Unaudited)

Top Ten holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)
============================		===============================

Loews Corp.	14.53%	Diversified Holding Cos.	21.02%

Phillip Morris		Consumer Products	13.13%
International, Inc.	7.25%
		Fire, Marine &
Berkshire Hathaway, Inc.	6.49%	Casualty Insurance	8.02%

Diageo Plc ADR	5.88%	Oil Field Services	6.14%

Rowan Companies, Inc.	4.26%	REIT Preferreds	5.66%

Pfizer Inc.	4.11%	Oil & Gas Exploration\
		Production	4.99%
Mercer Insurance
Group Inc.	3.42%	Healthcare/Pharmaceutical	4.11%

HRPT Properties Trust Cl-D	3.37%	Life Insurance	3.27%

National Western Life		Retail	3.02%
Insurance Co.	3.27%
		Short-Term Investments	30.63%
Walmart Stores, Inc.	3.02%
	=======	Other assets
	55.60%	Less liabilities, net	0.01%
			=======
			100.00%

	Bread & Butter Fund
	Schedule of Investments
	December 31, 2009

Shares		Value

COMMON STOCKS - 69.36%

Consumer Products - 13.13%
900	Diageo Plc ADR	$ 62,469
1,600	Phillip Morris International, Inc.	77,104
		139,573
Diversified Holding Cos. - 21.02%
21	Berkshire Hathaway, Inc. Class B *	69,006
4,250	Loews Corp.	154,487
		223,493
Life Insurance - 3.27%
200	National Western Life Insurance Co. Class A	34,724

Healthcare-Pharmaceutical - 4.11%
2,400	Pfizer, Inc.	43,656

Fire, Marine & Casualty Insurance - 8.02%
1,000	CNA Financial Corp. *	24,000
2,000	Mercer Insurance Group, Inc.	36,340
75	White Mountain Insurance Group	24,950
		85,290
Oil & Gas Exploration\Production - 4.99%
550	ConocoPhillips	28,089
1,000	Statoilhydro Asa ADR	24,910
		52,999
Oil Field Services - 6.14%
500	Ensco International, Inc.	19,970
2,000	Rowan Companies, Inc. *	45,280
		65,250
REIT Preferreds - 5.66%
1,000	HRPT Properties Trust 8.75% Class B	24,400
2,000	HRPT Properties Trust 6.50% Class D *	35,800
		60,200
Retail - 3.02%
600	Walmart Stores, Inc.	32,070

TOTAL COMMON STOCKS (Cost $617,204) - 69.36%		737,255

SHORT TERM INVESTMENTS - 30.63%
75,580	Fidelity Institutional Money Market Portfolio (Cost $75,580) 0.30%**	75,580
250,000	Huntington Conservative Deposit Account (Cost $250,000) 1.10%**	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $325,580)		325,580

TOTAL INVESTMENTS (Cost $942,784) - 99.99%		1,062,835

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.01%		81

NET ASSETS - 100.00%		$ 1,062,916

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2009.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

VARIOUS INPUTS ARE USED IN DETERMINING THE VALUE OF THE FUND'S INVESTMENTS.  THESE INPUTS ARE SUMMARIZED IN THE THREE BROAD LEVELS LISTED BELOW:

LEVEL 1 - UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS OR LIABILITIES THAT THE FUND   HAS THE ABILITY TO ACCESS.

LEVEL 2 - OBSERVABLE INPUTS OTHER THAN QUOTED PRICES INCLUDED IN LEVEL 1 THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, EITHER DIRECTLY OR INDIRECTLY.

THESE INPUTS MAY INCLUDE QUOTED PRICES FOR THE IDENTICAL INSTRUMENT ON AN ACTIVE MARKET, PRICE FOR SIMILAR INSTRUMENTS, INTEREST RATES, PREPAYMENT SPEEDS, YIELD CURVES, DEFAULT RATES AND SIMILAR DATA.

LEVEL 3 - UNOBSERVABLE INPUTS FOR THE ASSET OR LIABILITY, TO THE EXTENT RELEVANT OBSERVABLE INPUTS ARE NOT AVAILABLE,REPRESENTING THE FUND'S OWN ASSUMPTIONS ABOUT THE ASSUMPTIONS A MARKET PARTICIPANT WOULD USE IN VALUING THE   ASSET OR LIABILITY, AND WOULD BE BASED ON THE BEST INFORMATION AVAILABLE.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 677,055	-	-	$ 677,055
REIT Preferred	60,200	-	-	60,200
Short-Term Investments	325,580	-	-	325,580

	$ 1,062,835	$ -	$ -	$ 1,062,835

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments in Securities, at Value (Cost $942,784)	$ 1,062,835
Receivables:
Dividends and Interest	1,344
Total Assets	1,064,179
Liabilities:
Accrued Management Fees	902
Other Accrued Expenses	361
Total Liabilities	1,263

Net Assets	$ 1,062,916

Net Assets Consist of:
Capital Stock	$ 103
Paid In Capital	1,057,899
Accumulated Undistributed Net Investment Income	93
Accumulated Undistributed Realized Loss on Investments	(115,230)
Unrealized Appreciation in Value of Investments	120,051
Net Assets, for 102,751 Shares Outstanding	$ 1,062,916

Net Asset Value Per Share	$ 10.34

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the year ended December 31, 2009
.

Investment Income:
Dividends (net of $379 of foreign tax withheld)	$ 21,577
Interest	1,730
Total Investment Income	23,307

Expenses:
Advisory Fees (Note 2)	9,958
Transfer Agent Fees	6,000
Custody Fees	3,473
Printing & Postage Fees	446
Professional Fees	11,000
Insurance Fees	542
Registration Fees	2,821
Software Fees	450
Director Fees	57
Taxes	520
Other Expenses	1,237
Total Expenses	36,504
Less fees waived and expenses reimbursed by Advisor (Note 2)	(22,563)
Net Expenses	13,941

Net Investment Income	9,366

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(93,439)
Net Change in Unrealized Appreciation on Investments	311,023
Realized and Unrealized Gain on Investments	217,584

Net Increase in Net Assets Resulting from Operations	$ 226,950

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	For the Years Ended
	12/31/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 9,366	$ 3,962
Realized Loss on Investments	(93,439)	(21,792)
Unrealized Appreciation (Depreciation) on Investments	311,023	(199,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	226,950	(217,660)

Distributions to Shareholders:
Net Investment Income	(9,542)	(3,692)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(9,542)	(3,692)

Capital Share Transactions (Note 4)	(121,148)	36,817

Total Increase (Decrease) in Net Assets	96,260	(184,535)

Net Assets:
Beginning of Period	966,656	1,151,191

End of Period (Including Undistributed Net Investment Income of $93,	$ 1,062,916	$ 966,656
and $270, respectively)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005	*

Net Asset Value, at Beginning of Period	$ 8.42	$ 10.37	$ 11.03	$ 10.15	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.09	0.04	0.13	0.14	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	1.92	(1.96)	(0.55)	0.95	0.15
Total from Investment Operations	2.01	(1.92)	(0.42)	1.09	0.17

Distributions:
Net Investment Income	(0.09)	(0.03)	(0.12)	(0.14)	(0.02)
Realized Gains	-	-	(0.04)	-	-
Return of Capital	-	-	(0.08)	(0.07)	-
Total Distributions	(0.09)	(0.03)	(0.24)	(0.21)	(0.02)

Net Asset Value, at End of Period	$ 10.34	$ 8.42	$ 10.37	$ 11.03	$ 10.15

Total Return ***	23.91%	(18.49)%	(3.83)%	10.73%	1.73%

Net Assets at End of Period (Thousands)	$ 1,063	$ 967	$ 1,151	$ 967	$ 712

Ratio of Expenses to Average Net Assets
Before Waivers	3.66%	2.75%	2.69%	3.22%	11.21%	****
After Waivers	1.40%	1.40%	1.40%	1.40%	1.40%	****
Ratio of Net Investment Income to Average Net Assets
After Waivers	0.94%	0.33%	1.19%	1.46%	1.68%	****

Portfolio Turnover	15.47%	59.66%	18.09%	5.33%	0.00%

* For the period October 31, 2005 (commencement of investment operations) through December 31, 2005.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

Codification: The Financial Accounting Standards Board “FASB” has issued FASB ASC 105 (formerly FASB Statement No. 168), the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following are a summary of the significant accounting policies followed by the Fund:

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the year ended December 31, 2009.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates. Management has evaluated subsequent events through February 15, 2010, the date the financial statements were issued.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00 % of the first $10 million in net assets and less than 1.5% of the next $20 million of net assets per year.  The Advisor reimbursed the Fund $22,563 for expenses for the year ended December 31, 2009. This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees. A management fee of $9,958 accrued to the Advisor for the year ended December 31, 2009.  At December 31, 2009, the Fund owed the Advisor $902 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009 were $124,110 and $491,374, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2009, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,058,002. Transactions in capital stock were as follows for the year ended December 31, 2009, and the year ended December 31, 2008:

	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Shares Sold	1,642	$ 13,000	3,747	$ 38,125
Shares issued in
Reinvestment of dividends	917	9,542	438	3,692
Shares Redeemed	(14,571)	(143,690)	(478)	(5,000)
Net Increase (Decrease)	(12,012)	$(121,148)	3,707	$ 36,817

5.   TAX MATTERS

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

  $          93

Capital loss carryforward expiring + 12/31/2016                           ($   21,791)

   12/30/2017

                (93,439)

(  $115,230)

Gross unrealized appreciation on investment securities

 $   142,357

Gross unrealized depreciation on investment securities                       (22,306)

Net unrealized depreciation on investment securities

 $    120,051

Cost of investment securities

 $    942,784

 + The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

On December 30, 2009 the Fund paid an income dividend of $.0937 per share for a total amount of $9,542.  On December 31, 2008, the Fund paid an income dividend of $.03229 per share for a total of $3,692.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended and for the period from October 31, 2005 (commencement of investment operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2009 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 15, 2010

Bread & Butter Fund
Expense Illustration
December 31, 2009 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,177.56	$7.68
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.15	$7.12

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 79	Director, Chairman of the Board 1 Year 4 Years	Retired Professor at Essex County College
Frank J Figurski Age: 46	Director 1 Year 4 Years	Network Administrator Celgene Corp.
Theodore J Moskala Age: 45	Director 1 Year 4 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 43	Director, Secretary 1 Year 4 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on June 27, 2009, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Adviser.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT

ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. This includes portfolio management, performance, supervision of Fund operations, compliance and regulatory matters.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Directors considered the Fund's management fee and total expense ratio relative to industry averages.  The willingness of the Adviser to absorb initial formation expenses as well as absorbing expenses beyond contract terms has shown great effort to be competitive on a fee basis.

CONCLUSIONS

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Galleria

2 Bridge Avenue

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – filed herewith under exhibits

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       President/Principal Financial Officer

Date 02/24/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President/Principal Financial Officer

Date 02/24/2010